Accrued Expenses and Other Long-Term Liabilities - Schedule of Accrued Expenses (Detail) (USD $) In Thousands, unless otherwise specified	Sep. 29, 2012	Sep. 24, 2011
Accrued Expenses
Compensation and employee benefits	$ 143,673	$ 97,747
Contingent consideration	143,881	100,255
Deferred payment to TCT	1,655	47,258
Income taxes and other taxes	12,424	33,070
Interest	18,422	9,802
Other	53,981	36,504
Total	372,381	325,327
TCT International Co., Ltd. [Member]
Accrued Expenses
Deferred payment to TCT		$ 47,949